First Investors Equity Funds

Item 77Q1

The Investment Advisory Agreement by and between the Registrant, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds and First Investors Management Company, Inc., made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration
Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2011, Accession No. 0000898432-11-000085.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Wellington Management Company, LLP and the Registrant, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2011, Accession No.
  0000898432-11-000085.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Paradigm Capital Management, Inc., the Registrant and First
Investors Life Series Funds, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2011, Accession No.
0000898432-11-000085.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Vontobel Asset Management, Inc., the Registrant and First Investors Life Series Funds, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's
Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2011, Accession No.
0000898432-11-000085.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Smith Asset Management Group, L.P. and the Registrant, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 28, 2011, Accession
No.  0000898432-11-000085.